SPDR® SERIES TRUST
SPDR S&P Internet ETF
Supplement dated March 17, 2023 to the Prospectus and Summary Prospectus, each dated October 31,
2022, as may be supplemented from time to time
Effective after the close of business on March 17, 2023, the third paragraph in “The Fund’s Principal Investment Strategy” section beginning on page 169 of the Prospectus and beginning on page 1 of the Summary Prospectus is deleted and replaced with the paragraph below. These updates are in connection with changes to the Global Industry Classification Standard (GICS) structure, also effective after the close of business on March 17, 2023.
The Index represents the internet segment of the S&P Total Market Index (“S&P TMI”). The S&P TMI is designed to track the broad U.S. equity market. The internet segment of the S&P TMI comprises the Internet Services & Infrastructure and Interactive Media & Services sub‑industries. The Index is one of twenty‑one (21) of the S&P Select Industry Indices (the “Select Industry Indices”), each designed to measure the performance of a narrow sub‑industry or group of sub‑industries determined based on the Global Industry Classification Standard (“GICS”). Membership in the Select Industry Indices is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indices are classified according to GICS which determines classifications primarily based on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the Internet Services & Infrastructure and Interactive Media & Services sub‑industries that satisfy the following criteria: (i) have a float-adjusted market capitalization greater than or equal to $500 million with a float-adjusted liquidity ratio (defined by dollar value traded over the previous 12 months divided by the float-adjusted market capitalization as of the index rebalancing reference date) greater than or equal to 90% or have a float-adjusted market capitalization greater than or equal to $400 million with a float-adjusted liquidity ratio (as defined above) greater than or equal to 150%; and (ii) are U.S. based companies. To evaluate liquidity, the dollar value traded for initial public offerings or spin-offs that do not have 12 months of trading history is annualized. The market capitalization threshold may be relaxed to ensure that there are at least 22 stocks in the Index as of the rebalancing effective date. Existing Index constituents are removed at the quarterly rebalancing effective date if either their float-adjusted market capitalization falls below $300 million or their float-adjusted liquidity ratio falls below 50%. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. The Index rebalances and reconstitutes quarterly on the third Friday of the quarter ending month. The reference date for additions and deletions is after the close of the last trading date of the previous month. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX exchanges. The Index is modified equal weighted. As of March 20, 2023, the Index comprises 31 stocks.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
031723SUPP7